___________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            _________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   ___________________________________________
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ________________________________________

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

DELAWARE                                                      13-4994650
(State of incorporation                                 (I.R.S. employer
if not a national bank)                              identification No.)

1111 POLARIS PARKWAY
COLUMBUS, OHIO                                                   43271
(Address of principal executive offices)                    (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)
                  ____________________________________________
                 RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC
               (Exact name of obligor as specified in its charter)

Delaware                                                        41-1808858
 (State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                         identification No.)

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN                                                     55437
(Address of principal executive offices)                       (Zip Code)


                            HOME LOAN TRUST 2006-HI2
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                       (Title of the indenture securities)





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                                           GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a)Name and address of each examining or supervising authority to which it is subject.

     Comptroller of the Currency, Washington, D.C.

     Board of Governors of the Federal Reserve System, Washington, D.C., 20551

Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b)Whether it is authorized to exercise corporate trust powers.

           Yes.


Item 2. Affiliations with the Obligor and Guarantors.

        If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of JPMorgan Chase Bank,  N.A. (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee  required by Section  321(b) of the Act. (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                          SIGNATURE

           Pursuant to the  requirements  of the Trust Indenture Act of 1939 the
Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 17th day of May 2006.

                                                    JPMORGAN CHASE BANK, N.A.

                                                    By /s/ Joanne Murray

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            JPMorgan Chase Bank, N.A.
                  of 1111 Polaris Parkway, Columbus, Ohio 43240
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                 at the close of business December 31, 2005, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                DOLLAR AMOUNTS
                  ASSETS                                        IN MILLIONS


Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ................................................$  35,280
    Interest-bearing balances ...........................................22,803
Securities:
Held to maturity securities..................................................77
Available for sale securities............................................34,994
Federal funds sold and securities purchased under
    agreements to resell ..............................................
    Federal funds sold in domestic offices ..............................27,504
    Securities purchased under agreements to resell ....................193,355
Loans and lease financing receivables:
    Loans and leases held for sale.................................... ..32,360
    Loans and leases, net of unearned income     $363,371
    Less: Allowance for loan and lease losses       4,857
    Loans and leases, net of unearned income and
    allowance ..........................................................358,514
Trading Assets .........................................................221,837
Premises and fixed assets (including capitalized leases)............... ..8,102
Other real estate owned ....................................................134
Investments in unconsolidated subsidiaries and
    associated companies..................................................1,508
Customers' liability to this bank on acceptances
    outstanding ............................................................471
Intangible assets
        Goodwill.........................................................23,499
        Other Intangible assets..........................................10,478
Other assets ............................................................43,069
TOTAL ASSETS ........................................................$1,013,985
                                                                     ==========





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                                           LIABILITIES
Deposits
    In domestic offices ...............................................$406,865
    Noninterest-bearing...............................$141,522
    Interest-bearing ..................................265,343
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's..............................................145,745
        Noninterest-bearing...........................$  7,552
    Interest-bearing...................................138,193

Federal funds purchased and securities sold under agree- ments to repurchase:
    Federal funds purchased in domestic offices
10,091
    Securities sold under agreements to repurchase ......................95,300
Trading liabilities ....................................................124,236
Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases)............................84,483
Bank's liability on acceptances executed and outstanding....................471
Subordinated notes and debentures .......................................18,655
Other liabilities .......................................................39,850
TOTAL LIABILITIES ......................................................925,696
Minority Interest in consolidated subsidiaries ...........................1,939

                                         EQUITY CAPITAL

Perpetual preferred stock and related surplus.................................0
Common stock .............................................................1,785
Surplus  (exclude all surplus related to preferred stock)................59,504
Retained earnings........................................................25,711
Accumulated other comprehensive income.................................... (650)
Other equity capital components...............................................0
TOTAL EQUITY CAPITAL ....................................................86,350
                                                                         ______
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL             $1,013,985
                                                                     ==========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                             JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.



                             WILLIAM B. HARRISON, JR.)
                             JAMES DIMON             ) DIRECTORS
                             MICHAEL J. CAVANAGH     )

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             Statement of Condition

                                    31-Dec-05

                                                         ($000)
    ASSETS
    Cash and Due From Banks                              25,733
    Securities                                          215,596
    Loans and Leases                                    135,923
    Premises and Fixed Assets                             6,802
    Intangible Assets                                   349,515
    Goodwill                                            202,094
    Other Assets                                         47,157
                                                ----------------
       TOTAL ASSETS                                     982,820
                                                ================


    LIABILITIES
    Deposits                                             96,108
    Other Liabilities                                    54,523
                                                ----------------
       TOTAL LIABILITIES                                150,631

    EQUITY CAPITAL
    Common Stock                                            600
    Surplus                                             701,587
    Retained Earnings                                   130,002
                                                ----------------
       TOTAL EQUITY CAPITAL                             832,189
                                                ----------------

       TOTAL LIABILITIES AND EQUITY CAPITAL             982,820
                                                ================